UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 11, 2006

STAR GAS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	011-14129	06-1437793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2187 Atlantic Street, Stamford, CT 06902

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (203) 328-7310

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 11, 2006, the Board of Directors of Kestrel Heat LLC, a Delaware limited liability company (“Kestrel Heat”) and the general partner of Star Gas Partners, L.P., a Delaware limited partnership (the “Partnership”) approved cash bonuses for the Partnership’s fiscal year ended September 30, 2006 for the Partnership’s chief executive officer, chief financial officer and other named executive officers as follows:

Name	Position	Bonus
Joseph P. Cavanaugh	Chief Executive Officer	$220,000
Daniel P. Donovan	Chief Operating Officer	$240,000
Richard Ambury	Chief Financial Officer	$190,000
Richard G.Oakley	Vice President and Controller	$50,000

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR GAS PARTNERS, L.P.

By:	Kestrel Heat, LLC (General Partner)

By:	/s/ Richard Ambury
Name:	Richard Ambury
Title:	Chief Financial Officer

Date: December 15, 2006

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